UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

January 27, 2014

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

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Check the appropriate box:

     Preliminary Information Statement

     Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒ Definitive Information Statement

RadTek, Inc.

(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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4) Proposed maximum aggregate value of transaction:

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☐  Fee paid previously with preliminary materials.

       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4) Date Filed:

RadTek, Inc.

9900 Corporate Campus Dr.

Suite 3000, c/o PEG

Louisville, KY 40223

Telephone: (502) 657-6005

Dear Stockholders:

The purpose of this letter is to inform you that on January 15, 2013, the holders of a majority of the voting capital stock of RadTek, Inc., a Nevada corporation, and the board of directors approved the following corporate actions:

1)

To amend to our Articles of Incorporation to effectuate an increase of the authorized common shares from 60,000,000 common shares, par value $0.001 to 1,990,000,000 common shares, par value $0.001 per common share.

2)

To authorize the board of directors to effectuate a forward split of RadTek’s common stock at an exchange ratio of 50 for 1 so that each outstanding common share before the forward split shall represent 50 common shares after the forward split.

RadTek obtained the written consent of stockholders representing 72.06% of RadTek’s outstanding common stock as of January 15, 2014 approving the above-mentioned corporate actions.   Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective and any required state filings effectuating the corporate actions will not be filed with the Secretary of State for the State of Nevada, until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

No action is required by you.  The accompanying information statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with the requirements of United States federal securities laws.  This Information Statement is being mailed on or about January 27, 2014 to all of RadTek’s stockholders of record as of the close of business on January 15th, 2014.

By Order of the Board of Directors.

/s/Kwang Hyun Kim

Name:  Kwang Hyun Kim

Title:    Chief Executive Officer

INFORMATION STATEMENT

January 27, 2014

RadTek, Inc.

9900 Corporate Campus Dr.

Suite 3000, c/o PEG

Louisville, KY 40223

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

RadTek is distributing this Information Statement to its shareholders in full satisfaction of any notice requirements it may have under the Securities Exchange Act of 1934, as amended, and applicable Nevada law.  This Information Statement is furnished by the board of directors of RadTek to the holders of record at the close of business on January 15, 2014 of RadTek’s outstanding common shares, par value $0.001 per common share, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended, and pursuant to Section 78.320 of the Nevada Revised Statutes.

The cost of furnishing this Information Statement will be borne by us.  We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

This Information Statement informs stockholders of the action taken and approved on January 15, 2014.  RadTek currently has authorized capital stock of 70,000,000 consisting of 60,000,000 common shares and 10,000,000 preferred shares.  The board of directors of RadTek adopted a resolution approving an amendment to our Articles of Incorporation to effectuate an increase of the authorized common shares from 60,000,000 common shares, par value $0.001 to 1,990,000,000 common shares, par value $0.001.

In addition, on January 15, 2014, the board of directors approved a 50 to 1 forward split of RadTek’s common shares so that each outstanding common share before the forward split shall represent 50 common shares after the forward split.  There are currently 3,534,236 common shares outstanding.  After the forward split, there will be 176,711,800 common shares outstanding.

Accordingly, all necessary corporate approvals in connection to the above corporate actions have been obtained.  This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required under the Exchange Act of these corporate actions. Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective and the amendment to our Articles of Incorporation effectuating the increase in the authorized common shares will not be filed with the Secretary of State for the State of Nevada, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders.  Therefore, this Information Statement is being sent to you for informational purposes only.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

RadTek’s stockholders as of the Record Date are being furnished copies of this Information Statement.  This Information Statement is first being mailed or furnished to our stockholders on or about January 27, 2014.

NO DISSENTERS’ RIGHTS

Pursuant to the Nevada Revised Statutes, the corporate action described in this Information Statement will not afford stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF RADTEK, INC. DATED JANUARY 15, 2014 IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS,

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that on January 15, 2014, RadTek obtained the unanimous written consent of its board of directors and the written consent of stockholders holding common shares of RadTek equal to 72.06% of the voting power of the issued and outstanding RadTek capital stock approving an increase of the authorized shares from 60,000,000, par value $0.001 per common shares to 1,990,000,000 common shares, par value $0.001 per common share.

On January 15, 2014, the board of directors approved a corporate action to effect a 50 to 1 forward split of RadTeks’s common shares so that each outstanding common share before the forward split shall represent 50 common shares after the forward split.  There are currently 3,534,236 common shares outstanding.  After the forward split, there will be 176,711,800 common shares outstanding.

AMENDMENT TO RADTEK’S

ARTICLES OF INCORPORATION

RadTek currently has authorized capital stock of 70,000,000 consisting of 60,000,000 common shares and 10,000,000 preferred shares.   The board of directors and majority stockholders have approved an amendment to our Articles of Incorporation to effect an increase in the authorized common shares from 60,000,000 common shares, par value $0.001 to 1,990,000,000.

We intend to file an amendment to our Articles of Incorporation with the Secretary of State for the State of Nevada effectuating the above action.   Pursuant to Rule 14c-2 under the Exchange Act, the action will not be effective, and the amendment will not be filed, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders.  It is presently contemplated that such filing will be made on or about February 17, 2014.

The Authorized Common Stock Increase

The purpose of the increase in common stock is to increase the number of shares of our common stock available for issuance pursuant to the proposed forward split, for issuance to investors who agree to provide RadTek with the funding it requires to continue its operations, and/or to persons in connection with potential acquisition transactions, warrant or option exercises and other transactions under which our board of directors may determine is in the best interest of RadTek and our stockholders to issue shares of common stock.

The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders, but may have a dilutive effect our existing stockholders if additional common shares are issued.

We are not increasing our authorized common stock to construct or enable any anti-takeover defense or mechanism on behalf of RadTek.  While it is possible that management could use the additional common shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, we have no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.

50 FOR 1 FORWARD SPLIT OF RADTEK’S COMMON STOCK

CURRENTLY ISSUED AND OUTSTANDING

As unanimously approved by the board of directors and as approved by the consenting shareholders, RadTek’s management is authorized and directed to implement a forward split of our common stock issued and outstanding on the effective date on the basis of 50 post-split shares for every one pre-split share.   There are currently 3,534,236 common shares outstanding.  After the forward split, there will be 176,711,800 common shares outstanding.  The effective date of the forward split will be the later of: (i) twenty days following the date of the mailing of this Information Statement; or (ii) FINRA’s approval of the forward split.

Reasons for the Forward Split

The primary objective of the forward split is to increase the amount of common shares outstanding owned by non-affiliates in order to register common shares under an equity line of credit.  The board believes that access to an equity line of credit will improve the ability of RadTek to raise funds and to pursue its business plan.  Once we implement the forward split, there is no assurance to shareholders that our common stock will have any improved liquidity or will reach and sustain any price level in the future, and it is possible the proposed forward split will have no lasting impact on any fund raising efforts undertaken by RadTek.

Material Effects of the Forward Split

The forward split will not affect the registration of our common stock under the Exchange Act nor will it change our periodic reporting and other obligations thereunder.  The number of shareholders of record will not be affected by the forward split.  The number of common shares authorized will not changes as a result of the forward split.  The number of common shares issued and outstanding on the effective date of the forward split will be increased in accordance with the following formula: every one common share owned by a shareholder will automatically be changed into and become 50 new common shares.  Any common shares issued and outstanding after the effective date would be unaffected.  In addition, there shall be no change in each shareholder’s percentage of ownership in RadTek as a result of the forward split.

Procedure for Effecting Exchange of Stock Certificates

Commencing on the effective date of the forward split, each certificate evidencing common shares will be deemed for all corporate purposes to evidence ownership of the increased number of common shares resulting from the forward split.  As soon as practicable after the effective date, shareholders should contact our transfer agent, Interwest Transfer Co., Inc., to arrange to surrender their certificates representing shares of pre-forward split common stock in exchange for certificates representing shares of post-forward split common stock.  No new certificates will be issued to a shareholder until that shareholder has surrendered the shareholder’s outstanding certificate(s) to our transfer agent.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE.

Fractional Shares

No fractional shares of post-forward split common stock will be issued to any shareholder in connection with the forward split.  In order to avoid the expense and inconvenience of issuing and transferring fractional common shares to shareholders who would otherwise be entitled to receive fractional common shares following the forward split, any fractional shares which result from the forward split will be rounded to the next whole share.

Federal Income Tax Consequences of the Forward Split

The following is a summary of certain material federal income tax consequences of the forward split. It does not purport to be a complete discussion of all of the possible federal income tax consequences of the forward split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non-resident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares of common stock were, prior to the forward split, and will be, after the forward split, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder is urged to consult with such shareholder’s own tax advisor with respect to the tax consequences of the forward split.

No gain or loss should be recognized by a shareholder upon such shareholder’s exchange of pre-forward split shares of common stock for post-forward split shares of common stock pursuant to the forward split. The aggregate tax basis of the new shares of common stock received in the forward split will be the same as the shareholder’s aggregate tax basis in the pre-forward split shares of common stock exchanged therefor. The shareholder’s holding period for the post-forward split shares will include the period during which the shareholder held the pre-forward split shares of common stock surrendered in the forward split.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, SHAREHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY SHAREHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON SHAREHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY US IN CONNECTION WITH OUR PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) SHAREHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Our view regarding the tax consequences of the forward split is not binding on the Internal Revenue Service or the courts. Accordingly, each shareholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the forward split.

EFFECTIVE DATE OF THE CORPORATE ACTIONS

Pursuant to Rule 14c-2 under the Exchange Act, the corporate actions will not be effective, until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders.  RadTek anticipates that this Information Statement will be mailed to our stockholders as of the Record Date on or about January 27, 2014.  Therefore, RadTek anticipates that the corporate actions discussed above will be effective, and the amendment to our Articles of Incorporation will be filed with the Secretary of State for the State of Nevada, on or about February 17, 2014.

RadTek has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of RadTek’s common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 15, 2014, the number and percentage of outstanding shares of RadTek’s common stock owned by (i) each person known to us to beneficially own more than 5% of its outstanding common stock, (ii) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group.

Name and Address	Number of Shares Held	Percentage of the Issued and Outstanding Voting Equity Owned
Kwang Hyun Kim (for Company)	1,107,500 (2)	31.33%
RadTek Co., Ltd.
3rd Floor, Taejoon B/D, 341-2
Jangdae-dong, Yuseong-gu
Daejeon 305-308, Korea
President, CEO
Kwang Hyun Kim (Personally)	1,439,545 (3)	40.73%
RadTek Co., Ltd.
3rd Floor, Taejoon B/D, 341-2
Jangdae-dong, Yuseong-gu
Daejeon 305-308, Korea
President, CEO

Jae Chan Kim	0	0.00%
RadTek, Inc.
9900 Corporate Campus Drive
Suite 3000, c/o PEG
Louisville, KY 40223
Treasurer, CFO

Yong Hyun Chung	0	0.00%
RadTek, Inc.
9900 Corporate Campus Drive
Suite 3000, c/o PEG
Louisville, KY 40223
Director

All Officers and Directors as a Group (3 persons)	2,547,045	72.06%

(1)

Based on 3,534,236 issued and outstanding shares as of January 15, 2014.

(2)

Shares that Mr. Kwang Hyun Kim controls on behalf of RadTek

(3)

Shares that Mr. Kwang Hyun Kim personally controls and owns.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of January 15, 2014, there were 3,534,236 common shares issued and outstanding and 0 preferred shares outstanding.  Each holder of common stock is entitled to one vote per share.  Each holder of preferred stock is entitled to one vote per share.

Stockholders holding in the aggregate common shares of RadTek, representing 72.06 % of our outstanding common shares, have approved the corporate actions discussed herein by written consent dated January 15, 2014.

VOTING PROCEDURES

Pursuant to the Nevada Revised Statutes and our Articles of Incorporation, the affirmative vote of the holders of a majority of our outstanding common stock and preferred stock is sufficient to amend our Articles of Incorporation and to effectuate the 50 for 1 forward split, which vote was obtained by the written consent of the Majority Stockholders as described herein.  As a result, the amendment to our Articles of Incorporation and the 50 for 1 forward split have been approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendment of our Articles of Incorporation relative to the increase in authorized common shares or our effectuation of the forward split.

DISSENTER'S RIGHT OF APPRAISAL

Under Nevada law, stockholders are not entitled to dissenter's rights of appraisal with respect to the corporate actions discussed herein.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

RadTek is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission.  Reports and other information filed by RadTek can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates.  The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.  Copies of such filings may also be obtained by writing to RadTek, Inc. at 9900 Corporate Campus Dr., Suite 3000, c/o PEG, Louisville, KY 40223.

STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address.  We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder.  A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to RadTek, Inc. at 9900 Corporate Campus Dr., Suite 3000, c/o PEG, Louisville, KY 40223, or may request it orally by calling our corporate office at (502) 657-6005.

On behalf of the Board of Directors,

January 27, 2014

/s/Kwang Hyun Kim

Kwang Hyun Kim

Chief Executive Officer